SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                     Date of report: April 22, 2003
             Date of earliest event reported: April 22, 2003



                               PFIZER INC.
           (Exact name of registrant as specified in its charter)

      Delaware                    1-3619                13-5315170
  (State or other            (Commission File        (I.R.S. Employer
  jurisdiction of                (Number)           Identification No.)
  incorporation)


             235 East 42nd Street                          10017
              New York, New York                        (Zip Code)
  (Address of principal executive offices)


            Registrant's telephone number, including area code:
                              (212) 573-2323


Item 7(c).  Exhibits

Exhibit 99  -  Press Release of Pfizer Inc. dated April 22, 2003, reporting
               Pfizer's financial results for the first quarter of 2003.

Item 9. Regulation FD Disclosure; and

Item 12. Results of Operations and Financial Condition

On April 22, 2003, Pfizer Inc. issued a press release announcing its financial results for the first quarter of 2003. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.




                                   SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

                            PFIZER INC.


                            By:/s/Margaret M.Foran
                              ____________________________
                               Margaret M. Foran
                               Title: Vice President-Corporate Governance
                                      and Secretary



Dated: April 22, 2003



                                    EXHIBIT INDEX

Exhibit No.    Description

99 Press Release of Pfizer Inc. dated April 22, 2003, reporting Pfizer's financial results for the first quarter of 2003.